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EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts" and "Selected Financial and Other Data" and to the use of our report dated November 21, 2000, in the Registration Statement (Form S-1) and related Prospectus of IASIS Healthcare Corporation dated January 19, 2001.


                                                            Ernst & Young LLP


Nashville, Tennessee
January 18, 2001